                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement              [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to 14a-11(c) or Rule 14a-12

                              BAYLAKE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

          ----------------------------------------------------------------------

     (3)  Filing party:

          ----------------------------------------------------------------------

     (4)  Date filed:

          ----------------------------------------------------------------------

                                                                  April 30, 2001


Dear Baylake Shareholder:

You are invited to attend the Annual Meeting of Shareholders of Baylake Corp. scheduled to be held at 7:00 p.m. on Monday, June 4, 2001 at the Baylake Bank Conference Center, 222 North Third Avenue, Sturgeon Bay, Wisconsin.

The matters expected to be acted upon at the meeting are described in detail in the Notice of Annual Meeting and Proxy Statement which are enclosed. These matters include the election of four (4) directors in Class I who are nominated by the Board of Directors for a term of three years and the approval of an increase in the authorized shares of the company. In addition, we will take up consideration of any other matters which may properly come before the meeting.

Please complete and return the accompanying Proxy Card promptly in the enclosed envelope to assure that your shares are represented in voting on these very important matters, whether or not you plan to attend the Annual Meeting. Instructions about your Proxy are included with the Proxy Card. If you do attend the meeting, you may still vote your shares in person at the Annual Meeting by revoking your proxy when you arrive, even if you have already submitted your Proxy to us as requested in the enclosed information.

         YOU SHOULD COMPLETE THE ATTACHED REQUEST FORM ONLY IF YOU PLAN TO ATTEND THE MEETING. Upon receipt of the attached form, we will send you an Entrance Card to be presented when you attend the meeting. Please return the form by May 15th to allow us to make proper accommodations for those attending the meeting.

         If you have any questions or require assistance, please contact Stephen
A. Kase at Baylake Bank at either 920-743-5551 or 800-267-3610.


______________________________________________________________________________


                            REQUEST FOR ENTRANCE CARD

If you plan to attend the Annual Meeting, please complete and return in the enclosed Proxy envelope.


           NAME: ____________________________________________________

           ADDRESS: _________________________________________________

                    _________________________________________________

                                  BAYLAKE CORP.
                             217 North Fourth Avenue
                          Sturgeon Bay, Wisconsin 54235

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 4, 2001


APRIL 30, 2001

TO SHAREHOLDERS OF BAYLAKE CORP.


NOTICE IS HEREBY GIVEN that the ANNUAL MEETING of the shareholders of Baylake Corp. ("Baylake"), a Wisconsin corporation and registered bank holding company, will be held at BAYLAKE BANK CONFERENCE CENTER, 222 NORTH THIRD AVENUE, STURGEON BAY, WISCONSIN on Monday, June 4, 2001, at 7:00 p.m., for the purpose of considering and voting upon the following matters:


     1. THE ELECTION OF FOUR (4) DIRECTORS OF CLASS I WHOSE TERMS WILL EXPIRE IN 2004. THE BOARD OF DIRECTORS' NOMINEES ARE NAMED IN THE ACCOMPANYING PROXY STATEMENT.

     2. THE APPROVAL OF AN AMENDMENT TO BAYLAKE'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF BAYLAKE, PAR VALUE $5.00 PER SHARE ("BAYLAKE COMMON") FROM 10,000,000 TO 50,000,000 SHARES.

     3. SUCH OTHER BUSINESS RELATING TO THE FOREGOING AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The Baylake Corp. Board of Directors has fixed the close of business on April 20, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, and only holders of Common Stock of Baylake of record at the close of business on such date will be entitled to notice of and to vote at such meeting and all adjournments thereof.

WE URGE YOU TO MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES CAN BE VOTED IN ACCORDANCE WITH YOUR WISHES. RETURN THE ENCLOSED PROXY PROMPTLY REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. IF FOR ANY REASON YOU SHOULD DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

                                  BAYLAKE CORP.
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - JUNE 4, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas L. Herlache and/or William C. Parsons as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of common stock of Baylake Corp. held on record by the undersigned on April 20, 2001 at the ANNUAL MEETING OF SHAREHOLDERS to be held on June 4, 2001, or any adjournment thereof.

PROPOSAL 1: ELECTION OF DIRECTORS - NOMINEES FOR CLASS I OF THE BOARD OF DIRECTORS :

JOHN W. BUNDA       ROGER G. FERRIS       THOMAS L. HERLACHE      PAUL JAY STURM

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NAME OF THE NOMINEE IN THE LIST STATED ABOVE.

     VOTE FOR ALL NOMINEES NAMED ABOVE                      ________
     WITHHOLD VOTE FOR ALL NOMINEES NAMED ABOVE             ________
     VOTE FOR ALL NOMINEES NAMED, EXCEPT THOSE CROSSED OUT  ________

PROPOSAL 2: AMENDMENT OF ARTICLES - TO APPROVE THE AMENDMENT OF THE ARTICLES TO INCREASE THE AUTHORIZED SHARES OF BAYLAKE FROM 10,000,000 SHARES TO 50,000,000
SHARES:

     VOTE FOR THE AMENDMENT                                 ________
     VOTE AGAINST THE AMENDMENT                             ________
     ABSTAIN FROM ANY VOTE                                  ________

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE BY THE UNDERSIGNED SHAREHOLDER(S). IF PROPERLY SIGNED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS NUMBER ONE AND TWO.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. When shares are held by joint tenants, both should sign. When signing as attorney, personal representative, administrator, trustee, or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate name, by the President, other authorized officer, or by an authorized person.

DATED: ____________________, 2001.


_____________________________________      _____________________________________
SIGNATURE                                  SIGNATURE, IF JOINTLY HELD

PLEASE MARK YOUR ELECTIONS FOR ELECTION OF DIRECTORS AND OTHER BUSINESS, THEN SIGN AND DATE THIS FORM. PLEASE RETURN THIS PROXY FORM PROMPTLY, USING THE ENCLOSED ENVELOPE FOR YOUR CONVENIENCE.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                  BAYLAKE CORP.
                              -------------------

GENERAL

         This Proxy Statement is being furnished to the shareholders of Baylake Corp. ("Baylake") in connection with the solicitation of proxies on behalf of Baylake's Board of Directors to be voted at the Annual Meeting of Shareholders to be held at 7:00 p.m., local time, on Monday, June 4, 2001, at the Baylake Bank Conference Center, 222 North Third Avenue, Sturgeon Bay, Wisconsin, and at any adjournment or postponement thereof (the "Annual Meeting"). Proxies are solicited to give all shareholders of record at the close of business on April 20, 2001 (the "Record Date"), an opportunity to vote on matters that come before the Annual Meeting. This Proxy Statement and the enclosed proxy card are being mailed to the shareholders on or about April 30, 2001.

         At the Annual Meeting, Baylake shareholders will be asked to (i) elect four (4) directors to serve as Class I directors, whose terms as directors will expire in 2004, and (ii) approve an amendment to Baylake's Articles of Incorporation to increase the number of authorized shares of common stock of Baylake, par value $5.00 per share ("Baylake Common") from 10,000,000 to 50,000,000 shares. Each of these matters is described in detail herein. Baylake does not know of any matters, other than as described in the Notice of Annual Meeting and this Proxy Statement that are to come before the Annual Meeting.

         THE BOARD OF DIRECTORS OF BAYLAKE UNANIMOUSLY RECOMMENDS:

          o    A VOTE FOR EACH OF THE FOUR NOMINEES FOR CLASS I DIRECTOR,

          o    A VOTE FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION

AS THE BOARD OF DIRECTORS BELIEVES SUCH ACTIONS TO BE IN THE BEST INTERESTS OF BAYLAKE AND ITS SHAREHOLDERS


QUORUM

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Baylake Common entitled to vote shall constitute a quorum for all matters to be considered at the Annual Meeting. Abstentions and withholding of votes as to any proposal will not be counted as votes cast in favor of or against the proposal. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted as to any proposal (so-called broker non-votes) will not be counted as votes cast with respect to the proposal. Proxies marked as abstentions, withhold or as broker non-votes, however, will be treated as shares present for purposes of determining the presence or absence of a quorum. The inspector of Election appointed by the Board of Directors will determine the shares represented at the Annual Meeting and the validity of proxies and ballots, and will count all votes and ballots.


VOTING

         The Baylake Common is the only class of voting security of Baylake. AS of the Record Date, 7,471,574 shares of Baylake Common were issued and outstanding. Each share of Baylake Common outstanding on the Record Date is entitled to one vote with respect to each matter properly brought before the Annual Meeting.

         The voting requirements and procedures described below are based upon the provisions of the Wisconsin Business Corporation Law, Baylake's charter documents and other requirements applicable to the matters to be voted upon at the Annual Meeting. All shares of Baylake Common represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked in the manner described below, will be voted in accordance with the instructions made on the proxy card. If no instructions are indicated, properly executed proxies will be voted FOR the election of the four director nominees named herein and FOR the amendment to Baylake's Articles of Incorporation as described herein. If any of the nominees would decline or be unable to act, which management does not anticipate, proxies will be voted with discretionary authority for a substitute nominee selected by the Board of Directors. In addition, if any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed proxy card will have the discretion to vote on such matters in accordance with their best judgment.

         Directors will be elected by a plurality of the votes of the shares of Baylake Common present in person or represented by proxy at the Annual Meeting. The four nominees receiving the most votes will be elected as Directors of Baylake, each to serve a three-year term. Only shares that are voted in favor of a particular nominee will be counted toward that nominees achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy as to which the shareholder properly withheld authority to vote for the nominee (including broker non-votes) will not be counted toward the nominee's achievement of a plurality.

         The affirmative vote of a majority of the outstanding shares of Baylake Common is necessary to approve the amendment to Baylake's Articles of Incorporation. Abstentions and broker non-votes will have the same effect as votes against the proposal. Dissenting votes give rise to no rights on the part of dissenters.


REVOCABILITY OF PROXIES AND PROXY INFORMATION

         Any shareholder submitting a proxy has the right to revoke the proxy at any time before it is voted at the Annual Meeting by (i) giving written notice of revocation (bearing a date later than the proxy) to the Secretary of Baylake,
(ii) giving oral notice to the presiding officer during the Annual Meeting that the shareholder intends to vote in person, or (iii) submitting a later dated proxy. Attendance by a shareholder at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to Daniel F. Maggle, Secretary, Baylake Corp., 217 N. Fourth Avenue, P.O. Box 9, Sturgeon Bay, WI 54235.

         The expense of preparing, printing and mailing this Proxy Statement and the solicitation of proxies at the Annual Meeting will be borne by Baylake. Baylake will reimburse brokers and others who are record holders of Baylake Common for the reasonable expenses incurred in obtaining voting instructions from beneficial owners of such shares. In addition to solicitation by mail, directors, officers and employees of Baylake may solicit proxies by telephone, facsimile transmission or personal contact, but will receive no compensation for such services other than their regular compensation.


                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING


PROPOSAL 1: ELECTION OF DIRECTORS

         The first item to be acted upon at the Annual Meeting is the election of four directors to serve until the 2004 Annual Meeting of Shareholders. The Bylaws of Baylake provide for classification of the Board of Directors into three classes as nearly equal in number as practicable, each to serve staggered three-year terms, with the term of one class expiring each year. The Bylaws also provide that the Board may consist of not less than five (5) nor more than seventeen (17) directors as shall be determined from year to year by the shareholders. The Board of Directors currently consists of twelve (12) directors, including four (4) Class I directors, whose terms expire in 2001, four (4) Class II directors whose terms expire in 2002, and four (4) Class III directors whose terms expire in 2003. The Board of Directors has nominated four
(4) individuals named below for election as directors of Class I, to serve for terms expiring at the 2004 Annual Meeting of Shareholders and upon the election of their successors. Three of the nominees are currently directors of Baylake, and one of the nominees, Roger G. Ferris, is presently designated as a Green Bay Area Regional Director. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected, and no director, nominee or executive officer is related to any other director, nominee or executive officer by blood, marriage or adoption, except that Mr. Herlache and Ms. Nelson are siblings.

         Unless otherwise directed, proxies will be voted FOR the election of the four Class I director nominees. If any of the nominees would decline or be unable to act, which management does not anticipate, proxies will be voted with discretionary authority for a substitute nominee to be designated by the Board of Directors.

         The following also sets forth information as to current directors of Baylake who will serve as directors for the indicated terms. Except as otherwise indicated, each of the directors has been employed in such director's current occupation for at least five years. All of the directors of Baylake, except Roger G. Ferris, also serve as directors of Baylake Bank, Baylake's principal operating subsidiary.


NOMINEES FOR ELECTION AS CLASS I DIRECTORS FOR TERM EXPIRING IN 2004:

                              PRINCIPAL OCCUPATION AND                  DIRECTOR
NAME AND AGE                    BUSINESS EXPERIENCE                      SINCE
------------                  ------------------------                  --------
John W. Bunda (66)            Retired Retailer                            1977
(3)

Roger G. Ferris (58)          Managing Director;
                              Aon Risk Services Of Wisconsin
                              (insurance brokerage operation)
Thomas L. Herlache (58)       President, Chief Executive Officer and      1977

                              PRINCIPAL OCCUPATION AND                  DIRECTOR
NAME AND AGE                    BUSINESS EXPERIENCE                      SINCE
------------                  ------------------------                  --------
(1)(2)(4)                     Chairman of Baylake; President, Chief
Ex officio:(5)                Executive Officer, Chairman and Trust
                              Officer of Baylake Bank; Director,
                              Alpine, Inc.

Paul Jay Sturm (50)           Partner in Omholt & Forsythe, SC.           1998
(4)(5)                        (attorney at law)


CONTINUING CLASS II DIRECTORS WHOSE TERM EXPIRES IN 2002:

                              PRINCIPAL OCCUPATION AND                  DIRECTOR
NAME AND AGE                    BUSINESS EXPERIENCE                      SINCE
------------                  ------------------------                  --------
John D. Collins (70)          Owner of C&S Manufacturing                  1979
(2)                           (metal production)

George Delveaux, Jr. (58)     Dairy Farmer                                1981
(5)

Glenn Miller (70)             Retired; formerly Vice President of         1983
(2)                           Sturgeon Bay Yacht Harbor and Co-Owner
                              of Ephraim Yacht Harbor

Joseph Morgan (58)            President of Mary Morgan, Inc. (printing)   1995
(4)(5)


CONTINUING CLASS III DIRECTORS WHOSE TERM EXPIRES IN 2003:

                              PRINCIPAL OCCUPATION AND                  DIRECTOR
NAME AND AGE                    BUSINESS EXPERIENCE                      SINCE
------------                  ------------------------                  --------
Ronald D. Berg (66)           Retired; formerly, Senior Vice President    1979
(1)(3)                        of Baylake Bank

Richard A. Braun (58)         Executive Vice President and                1994
(1)(2)(4)(5)                  Vice Chairman of Baylake;

Ruth Nelson (66)              General Manager of Ephraim Shores           1983
(1)(5)                        (motel and restaurant)

William C. Parsons (64)       President of Palmer Johnson Enterprises     1979
(1)(3)(4)                     (shipbuilding and marine components)

(1) Member of the EXECUTIVE COMMITTEE, which reviews the financial, administrative and regulatory, activities of Baylake and Baylake Bank. This committee is authorized by the Board of Directors to act on its behalf on any matter permitted by law. This committee generally meets on a weekly basis (except for the third Tuesday of each month) and held 27 meetings during 2000. Mr. Herlache serves as the Chairman of this Committee.

(2) Member of the DIRECTOR LOAN COMMITTEE, which reviews certain loan transactions of Baylake Bank. This committee meets on a weekly basis and held 52 meetings during 2000. Mr. Collins serves as the Chairman of this Committee.

(3) Member of the AUDIT AND LEGAL COMMITTEE, which reviews financial and legal matters of Baylake. This committee held 12 meetings in 2000. Mr. Berg serves as the Chairman of this Committee.

(4) Member of the PERSONNEL AND COMPENSATION COMMITTEE, which reviews the personnel policies and annual compensation levels of Baylake Bank. This committee held 2 meetings during 2000.

(5) Member of the ASSET MANAGEMENT COMMITTEE, which reviews the function and administration of the trust and financial services departments of Baylake Bank and Baylake's non-bank subsidiaries. This committee meets on a monthly basis and held 11 meetings during 2000. Ms. Nelson serves as the Chairman of this Committee.

         Each member of the Board of Directors attended at least 75% of the meetings of the Board of Directors and of all committees on which such directors served during 2000, except that Glenn Miller attended 58% of the Director Loan Committee meetings.


PROPOSAL 2: AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES

         The Second Item to be Acted Upon At the Annual Meeting is a Proposal to Amend Article 4 of Baylake's Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock, $5.00 Par Value Per Share, From 10,000,000 Shares to 50,000,000 Shares.

         Baylake's Articles of Incorporation currently authorize the issuance of up to 10,000,000 shares of Baylake Common. On May 15, 1998, Baylake paid a 3-for-2 stock dividend and on November 15, 1999, Baylake paid a 2-for-1 stock dividend. These two recent stock dividends significantly reduced the number of authorized but unissued shares of Baylake Common available to Baylake for future use. As of April 20, 2001, there were 7,471,574 shares of Baylake Common issued and outstanding and 555,094 shares of Baylake Common were reserved for future issuance under various plans. This leaves only 1,973,332 shares of authorized and unissued shares of Baylake Common available for future use.

         The Board of Directors has adopted, subject to shareholder approval, the amendment described above. If the proposed amendment is approved by the shareholders, 50,000,000 shares of Baylake Common will be authorized for issuance. Under Wisconsin statutes, the filing fee for any change in a corporation's articles of incorporation to increase the number of authorized shares by one million or more is $10,000, irrespective of the number of additional shares authorized.

         The holders of any of the additional shares of Baylake Common issued in the future would have the same rights and privileges as the holders of the shares of Baylake Common currently authorized and outstanding. The additional authorized Baylake Common may be issued by Baylake without further action by the shareholders, unless required by applicable law or regulatory agencies or by the rules of any stock exchange on which Baylake's securities may then be listed. Shareholders do not have preemptive rights and will not have a right of first refusal to purchase any of the additional authorized shares of Baylake Common.

         The purpose of the proposed amendment is to provide additional authorized shares of Baylake Common for possible use in connection with future financings, investment opportunities, acquisitions, employee benefit or dividend reinvestment plan distributions, other distributions, such as stock dividends or stock splits, or for other corporate purposes. The Board of Directors believes that it is beneficial to baylake to have the additional shares available for such purposes without delay or the necessity of a special shareholders' meeting. Baylake has no immediate plans, arrangements, commitments or understandings for the issuance of the additional shares of Baylake Common which would be authorized by the proposed amendment, but wants to put itself in a position to do so when needs arise and market conditions warrant.

         Although this amendment to the Articles of Incorporation is being proposed by the Board of Directors for business and financial considerations, and not as an "anti-takeover" device, the additional authorized shares, if issued, could prevent or make it more difficult for a person to acquire the requisite amount of stock needed to control Baylake and/or to remove incumbent management. For example, without further shareholder approval, the Board of Directors could strategically sell shares of authorized and unissued Baylake Common in a private transaction to purchasers who would oppose an unwanted takeover or favor current management of Baylake. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Baylake Common, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of Baylake.

         The Board of Directors believes this action will be in the best interests of the shareholders and unanimously recommends a vote FOR amending the Articles of Incorporation to increase the number of authorized shares of Common Stock.


OWNERSHIP OF BAYLAKE COMMON

         The table below sets forth information regarding the beneficial ownership of Baylake Common as of March 31, 2001 by (a) each director and nominee for director (including the named executive officers in the Summary Compensation Table below), (b) each of the named executive officers not listed as a director, (c) all executive officers and directors of Baylake and its subsidiaries as a group, and (d) all shareholders, including addresses, who are known to Baylake to beneficially own more than 5% of the outstanding shares of Baylake Common as of such date.

         Name(1)                                Number of Shares         Percent
         -------                                ----------------         -------
(A)
     Thomas L. Herlache                             126,993(2)             1.70%
     Ronald D. Berg                                  12,919                   *
     Richard A. Braun                                98,900(3)             1.32%
     John W. Bunda                                    4,838                   *
     John D. Collins                                 70,793                   *
     George Delveaux, Jr.                             1,568                   *
     L. George Evenson                                5,068                   *
     Roger G. Ferris                                  1,960                   *
     Glenn Miller                                    11,635                   *
     Joseph Morgan                                   14,580                   *
     Ruth Nelson                                    113,319                1.52%

         Name(1)                                Number of Shares         Percent
         -------                                ----------------         -------
     William C. Parsons                              83,064                1.11%
     Paul Jay Sturm                                  15,500                    *

(b)
     Michael J. Gilson                               80,252(4)             1.06%

(c)
     All executive officers and directors         1,086,297(5)            13.66%
       as a group (22 persons)

(d)
     Ellsworth L. Peterson                          583,463                7.81%
       55 Utopia Circle
       Sturgeon Bay, WI  54235

     Oliver Ulvilden                                408,731                5.47%
       P.O. Box 189
       Ephraim, WI  54211

---------------
* Constitutes less than 1% of the outstanding shares

(1) For all listed persons, the number includes shares held by, jointly with, or in trust for the benefit of, spouse and dependent children. Shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship.

(2) Includes beneficial ownership of 18,000 shares which may be acquired upon the exercise of stock options (of which 10,800 are in the money) exercisable currently or within 60 days of the date hereof.

(3) Includes beneficial ownership of 15,900 shares which may be acquired upon the exercise of stock options (of which 12,300 are in the money) exercisable currently or within 60 days of the date hereof.

(4) Includes beneficial ownership of 64,500 shares which may be acquired upon the exercise of stock options (of which 58,500 are in the money) exercisable currently or within 60 days of the date hereof.

(5) Includes beneficial ownership of 478,900 shares which may be acquired upon the exercise of stock options (of which 414,100 are in the money) exercisable currently or within 60 days of the date hereof.


DIRECTORS' FEES AND BENEFITS

         Directors of Baylake or Baylake Bank are paid $450 for each general board meeting attended, and $200 for each board meeting which is not attended. Members of any of the identified committees also receive $250 for each committee meeting attended.

         Baylake also has deferred compensation agreements with certain of its directors, including John W. Bunda, George Delveaux, Jr., L. George Evenson, and Ruth Nelson. Under these agreements, participating directors may elect to defer their annual directors' fees until retirement, termination, death or disability, at which time the deferred amount, including any income or gains thereon, are payable in a lump sum or in annual installments. At death, all sums held in the account of a participating director are payable to designated beneficiaries. Although Baylake maintains policies of insurance to support payments under these agreements, participating directors have no interest in such policies or any benefits accruing under such policies.


DIRECTOR NOMINATIONS BY SHAREHOLDERS

         Baylake's Bylaws require that notice of shareholder nominations for directors must be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of Baylake not less than 14 days nor more than 70 days prior to the Annual Meeting in order to be considered. Each notice of nomination must contain the name and address, the principal occupation or employment, and number of shares of Baylake Common beneficially owned by each nominee and the class for which nominated. The Chairman of the Annual Meeting shall determine whether any nomination was not made in accordance with the Bylaws and, if so determined, he shall indicate such at the Annual Meeting and the defective nomination will be disregarded.


EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is information with respect to the principal occupations during the last five years for the executive officers of Baylake and Baylake Bank who do not serve as directors of Baylake. All executive officers are elected annually by the Board of Directors and serve until their successors are elected and qualified. As of the date hereof, no executive officer set forth below is related to any director or other executive officer of Baylake or Baylake Bank by blood, marriage or adoption, and there are no arrangements or understandings between a director of Baylake and any other person pursuant to which such person was elected an executive officer.

         Susan F. Anschutz. Age 37. Ms. Anschutz currently serves as Senior Vice President of Marketing of Baylake Bank and has held that position since 1996. Ms. Anschutz joined Baylake Bank in 1992.

         Michael J. Gilson. Age 53. Mr. Gilson currently serves as Senior Vice President -- Commercial Division of Baylake Bank and has held this position since 1985. Mr. Gilson joined Baylake Bank in 1971.

         Sharon A. Haines. Age 53. Ms. Haines currently serves as Senior Vice President of Human Resources of Baylake Bank and has held that position since 1998. Ms. Haines joined Baylake Bank in 1989.

         Daniel M. Hanson. Age 44. Mr. Hanson currently serves as Senior Vice President -- Operations Division and has held that position since 1991. Mr. Hanson joined Baylake Bank in 1980.

         John A. Hauser. Age 42. Mr. Hauser currently serves as Chief Investment Officer of Baylake Bank and has held that position since 1992. Mr. Hauser joined Baylake Bank in 1984.

         Judith A. Heidner. Age 59. Ms. Heidner currently serves as Senior Vice President -- Compliance and New Products Development of Baylake Bank and has held that position since 2000. Ms. Heidner joined Baylake Bank in 1996 and has previously served as Compliance Officer since 1996.

         Steven D. Jennerjohn. Age 47. Mr. Jennerjohn currently serves as Treasurer and Chief Financial Officer of Baylake and Senior Vice President -- Accounting Division of Baylake Bank and has held those positions since 1992. Mr. Jennerjohn joined Baylake Bank in 1977.

         Daniel F. Maggle. Age 46. Mr. Maggle currently serves as Secretary of Baylake and Senior Vice President -- Administration Division of Baylake Bank and has held those positions since 1992. Mr. Maggle joined Baylake Bank in 1972.

         Paul C. Wickmann. Age 49. Mr. Wickmann currently serves as Vice President of Baylake and Senior Vice President -- Asset Management Division of Baylake Bank and has held those positions since 1981. Mr. Wickmann joined Baylake Bank in 1972.

         Robert M. Zubella. Age 48. Mr. Zubella currently serves as Vice President of Baylake and Senior Vice President -- Retail Division of Baylake Bank and has held that position since 1992. Mr. Zubella joined Baylake Bank in 1986.


EXECUTIVE COMPENSATION

         Compensation Summary. The following table summarizes certain information for each of the last three years concerning all compensation awarded or paid to or earned by the Chief Executive Officer of Baylake and other highly compensated officers of Baylake Bank whose salary and bonus exceeded $100,000 during 2000.

                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation(6)
                                       ---------------------------------    All other
Name and Principal                      Salary        Bonus      Options   Compensation
      Position                Year      ($)(1)        ($)(2)      (#)(3)      ($)(4)
----------------------        ----     --------       ------     -------   ------------
Thomas L. Herlache            2000     370,212        75,000       6,000      19,000
  President and Chief         1999     298,533(5)     98,000      12,000      18,000
  Executive Officer           1998     283,413(5)     80,800      12,000      14,000

Michael J. Gilson             2000     111,023            --       6,000      11,000
  Senior Vice President       1999     104,658         4,349      12,000      10,330
  Commercial Division         1998      99,075         4,027      12,000       9,750

(1) The salary amount set forth include base salaries, directors' fees and employee contributions made to the account of the named executive officer pursuant to the Baylake Bank's 401(k) Plan.

(2) Consists of bonuses earned during the year indicated pursuant to Baylake Bank's Pay-for-Performance Program and prior bonus plans, which amounts were paid as soon as practicable in the following year. See "Personnel and Compensation Committee Report on Management Compensation - Year-end Bonuses" below for more detailed information.

(3) Consists solely of non-qualified stock options granted to the named executive officer under Baylake's 1993 Stock Option Plan, as amended. These have been adjusted for the 3 for 2 stock dividend paid on May 15, 1998 and the 2 for 1 stock dividend paid on November 15, 1999.

(4) Consists of employer matching and other contributions made to the account of the named executive officer under Baylake Bank's 401(k) Plan.

(5) Includes annual compensation deferred at Mr. Herlache's election pursuant to the Thomas L. Herlache Deferred Compensation Plan, under which Mr. Herlache may defer a portion of his annual compensation in an amount equal to the greater of $20,500 or 15.6% of his base salary. Amounts deferred are held in a rabbi trust for the benefit of Mr. Herlache.

(6) Although the named individuals received perquisites or other personal benefits in the years shown, in accordance with SEC regulations the value of these benefits is not shown because they did not in the aggregate exceed 10% of the individual's salary and bonus in any year.

         Mr. Herlache has a Preferred Compensation Agreement with Baylake Bank under which Mr. Herlache is entitled to receive a minimum cash benefit of $20,000 per year (payable in monthly installments) upon his death, disability or retirement at age 65. Such payment will be made for a period of at least ten years. If Mr. Herlache decides to retire before age 65, he will be entitled to reduced annual benefits (with the reduction equal to 6.5% multiplied by the difference between his age at early retirement and age 65); however, Mr. Herlache will not be entitled to any such benefits upon retirement prior to age
60. Mr. Herlache also has an "Executive Employee Salary Continuation Agreement" with Baylake Bank under which Mr. Herlache is entitled to receive a maximum cash benefit of $67,500 per year (payable in monthly installments) upon his death, disability, or retirement at age 65. Such payment will be made for a period of at least fifteen years.

         Stock Options. The following tables set forth certain information concerning grants of options to purchase Baylake Common made to the named executive officers during 2000 and the number and value of options outstanding at the end of 2000 for the named executive officers.


                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                              Individual Grants (1)

                                                                                                    Potential Realizable
                                                                                                      Value at Assumed
                                       Total Options/                                              Annual Rates of Stock
                           Options/     SARs Granted      Exercise    Market Price                   Price Appreciation
                             SARs       to Employees      or Base       at Date      Expiration      for Option Term(2)
   Name                   Granted(#)   in Fiscal Year   Price($/sh)     of Grant        Date          5%($)      10%($)
   ----                   ----------   --------------   -----------   ------------   ----------    ---------------------
Thomas L. Herlache           6,000         10.0%          $25.00         $25.00        1/4/11        94,334     239,061
Michael J. Gilson            6,000         10.0%          $25.00         $25.00        1/4/11        94,334     239,061

(1) Consists entirely of non-qualified stock options granted pursuant to Baylake's 1993 Stock Option Plan. All options granted after April 30, 1993 have and will have exercise prices equal to 100% of Baylake Common fair market value on the date of grant. The options granted to date become exercisable 20% per year, commencing one year from date of grant.

(2) Pre-tax gain. The dollar amounts under these columns result from calculations at the 5% and 10% rates set by the Securities and Exchange Commission in the proxy disclosure rules and, therefore, are not intended to forecast possible future appreciation, if any, in Baylake's stock price. The per share price of Baylake Common would be $40.72 and $64.84 if the increase was 5% and 10%, respectively, compounded annually over the option term.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                   AND FISCAL YEAR-END OPTION/SAR VALUES (1)

                                                                 Number of Securities
                                                                Underlying Unexercised          Value of Unexercised
                                                                Options/SARs at Fiscal        In-the-Money Options/SARs
                                                                     Year-End (#)             At Fiscal Year-End ($)(3)
                        Shares Acquired        Value         ----------------------------    ----------------------------
         Name            on Exercise(#)    Realized($)(2)    Exercisable    Unexercisable    Exercisable    Unexercisable
         ----           -------------      --------------    -----------    -------------    -----------    -------------

Thomas L. Herlache                                              9,600          14,400          $ 47,712       $ 77,820
Michael J. Gilson             1,300           $ 13,436         51,300          14,400          $281,225       $ 77,820

(1) Consists entirely of non-qualified stock options; no SARs have been granted or exercised.

(2) Pre-tax gain. Market price at date of exercise of options, less option exercise price, times number of shares, equals value realized.

(3) Pre-tax gain. Calculated assuming market price of Baylake Common at fiscal year-end of $14.75 per share.



PERSONNEL AND COMPENSATION COMMITTEE REPORT ON MANAGEMENT COMPENSATION

         The Board of Directors determines the compensation of Baylake Bank's executive officers, based on the recommendations of the Personnel and Compensation Committee (the "Committee"). However, with respect to the compensation of Thomas L. Herlache, Baylake Bank's President and Chief Executive Officer, the Board of Directors determines his compensation based upon various factors, including: (i) the financial performance of Baylake Bank; (ii) his length of service and an evaluation of his overall job performance; (iii) the compensation levels of executive officers in similar positions with similar companies; and (iv) other information and subjective factors which the Committee deems appropriate. The Committee subjectively analyzes these factors, and certain factors may weigh more heavily than others. Directors and committee members who are also executive officers of Baylake Bank do not participate in discussions concerning his compensation. The Board of Directors unanimously adopted the recommendations of the Committee without modifications.

         The Committee is comprised of seven persons, including four outside directors, Thomas L. Herlache, Richard A. Braun, and Sharon Haines, Director of Human Resources. Ms. Haines is substantially responsible for initially formulating the recommended compensation levels of the salaried employees and executive officers. The Committee generally meets one time during the year to consider compensation levels and make recommendations to the Board. It works with the human resources department which gathers and provides useful information for the Committee's review.

         The general philosophy of the Committee is to offer employees fair and competitive compensation, based on the employee's individual contribution, experience and performance and on Baylake Bank's overall growth and performance. Baylake Bank's executive compensation policies are intended to attract and retain competent management with a balance of short- and long-term considerations and to provide incentives to individuals based upon the Bank's growth and earnings and the attainment of certain goals. The Board of

Directors believes that this policy is critical to the long-term success and competitiveness of Baylake.

         In making its executive compensation recommendations for 2000, the Committee considered various factors, including the following: (i) the financial performance of Baylake Bank as a whole on both a short-term and long-term basis (including net income, an increase in deposits and loans, return on average shareholder equity, and return on average assets); (ii) with respect to each individual executive officer, the financial performance of that area of Baylake Bank, if any, for which such executive is responsible, including whether or not that area of the Bank achieved its goals for 2000; (iii) the length of service of the executive and an evaluation of the executive's overall job performance;
(iv) the compensation levels of executive officers in similar positions with similar companies; and (v) other information (such as cost of living increases) and subjective factors which the Committee deems appropriate for a particular executive. The Committee subjectively analyzes these factors, and certain factors may weigh more heavily than others with regard to any individual executive officer.

         The main components of Baylake Bank's executive compensation program consist of base salary, a year-end bonus, and stock options, in addition to standard medical, life and disability benefits and a 401(k) profit sharing plan made available to all employees.

         Base Salary. The principal component of executive compensation is base salary. The Committee believes that base salary is most important in retaining highly qualified officers. Accordingly, it reviews compensation surveys and comparisons collected by the human resources department and seeks to recommend salaries at levels above those applicable to other financial institutions and businesses similarly situated on the basis of type, size and community, although the Committee and human resources department do not perform any mathematical calculations or statistical analyses to arrive at any percentile comparison. Salary surveys include both informal surveys conducted by the human resources department with the cooperation of nearby community financial institutions and businesses, and formal financial surveys conducted by independent banking consultants and banking associations.

         In recommending base salary levels for 2000, the Committee (and the Board, as to the salary of Mr. Herlache) considered such factors as growth in net income and earnings per share and return on average assets and average stockholders' equity. With respect to Mr. Herlache's salary in particular, the Board took into account the sustained top performance of Baylake under his leadership as well as Baylake's most recent annual performance. In view of these considerations, the Board and Committee determined that a salary increase for the executive officers ranging from 2.60% to 37.42% including a salary increase for Mr. Herlache of 23.83% would be appropriate.

         Year-End Bonuses. The Board of Directors, in conjunction with the Committee, implemented a year-end bonus program, called the "Pay-for-Performance Program," which commenced in 1993. The Pay-for-Performance Program offers incentives to executive officers and other eligible employees to earn bonuses directly dependent on the Bank's performance in numerous select areas and in various divisions. The bonus plans reflect the philosophy of the Board that a significant portion of executive compensation should be related to the financial performance of the Bank.

         The Pay-for-Performance Program is intended to motivate and reward management and other employees by linking bonuses to critical financial performance components of the Bank. Under the Program, key indicators have been identified which are considered by the Board to have an impact on the earnings of Baylake Bank. These indicators include the following: growth in net income. Certain quantitative goals were assigned to each of these indicators (ranging from goal 1 to goal 10), and each indicator was assigned a weighted value based on its perceived influence on earnings. The Board determined that achievement of the maximum goals (goal 10) across all indicators in 2000 should generate at least $2,200,000 in additional pre-tax income, and that the bonus pool should constitute 40% of additional net income attributable to the performance indicators (resulting in a maximum potential bonus pool of approximately $878,000 for 2000). However, it was agreed that no bonuses would be awarded unless Baylake's return on average stockholders' equity for 2000 was at least 15.5%.

         After determining the bonus pool, a calculation is made as to the size of the bonus pool set forth as a percentage of total salary expense, and each employee is eligible to receive a bonus equal to such percentage multiplied by their base salary. Based on actual results for 2000 among the various indicators which achieved prescribed goals, no bonus pool was established. The bonus pool amounted to 0.00% of total salaries. Executive officers of Baylake Bank received no bonuses. Mr. Herlache did not receive any pay for performance bonus. However, the payment of $75,000 or 28.30% of his base salary was based on the recommendation for salary adjustment resulting from the study.

         Stock Options. In April 1993, the Board of Directors approved Baylake's 1993 Stock Option Plan (the "Option Plan"), which was later approved by the shareholders in June 1993. The Option Plan was established to provide a long-term incentive to the Bank's executive officers and other key employees, to increase the overall value of Baylake in future years. The Board seeks to further motivate management by granting them options to purchase shares of Baylake Common and thus offering them a greater stake in Baylake's future. The Board also views the Option Plan as a significant component of the Bank's overall compensation package and is a complement to base salary and bonus. The Option Plan also enables the Bank to compensate its officers without having to make any cash payments.

         A total of 400,000 shares of Baylake Common has been reserved for issuance upon exercise of options granted and to be granted under the Option Plan. Under an Amendment to the Plan dated and filed with the Securities and Exchange Commission, the number of shares reserved has been increased to 600,000. As a result of the stock dividend of November 15, 1999, shares reserved total 1,200,000. Options to purchase an additional 30,450 shares were granted in January 2001 at an exercise price of $14.75 per share, which approximate the then current market value of the Baylake Common. To date, options to purchase up to 888,450 shares in aggregate have been granted to a total of twelve executive officers of the Bank. All options granted will have an exercise price equal to the market value of the Baylake Common at the date of grant. Option grants have been and will be made at or near the current market value so that any value is dependent upon an increase in the market value of the Baylake Common. The options vest over five years (20% per year), commencing one year after date of grant, and expire after 10 years if not exercised.

         The total number of options earned by Baylake Bank's executive officers in 2000 was generally based on the Bank's continued performance in 2000 as compared to 1999, and the number of options granted on an individual basis took into account the executive officer's relative cash compensation, experience, responsibilities and attribution to the Bank's past and future performance. In 2001, Mr. Herlache was granted options to purchase 2,900 shares of Baylake Common, while other divisional vice presidents were granted options to purchase 2,900 shares, except that Judith Heidner was granted options to purchase 1,450 shares.

                          Submitted by the Personnel and Compensation Committee:

                          Richard A. Braun

                          L. George Evenson
                          Sharon Haines (non-director)
                          Thomas L. Herlache
                          Joseph Morgan
                          William C. Parsons
                          Paul Jay Sturm


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As indicated above, Thomas L. Herlache, President and Chief Executive Officer of Baylake and Baylake Bank, and Sharon Haines, Director of Human Resources, serve as members of the Personnel and Compensation Committee. Mr. Herlache is a member of the Baylake Board of Directors, although he does not participate on decisions affecting his own compensation. During 2000, no executive officer of Baylake (a) served as a member of the compensation committee of another entity, one of whose executive officers served on the Personnel and Compensation Committee of Baylake, (b) served as a director of another entity, one of whose executive officers served on the Personnel and Compensation Committee of Baylake, or (c) was a member of the compensation committee of another entity, one of whose executive officers served as a Director of Baylake.


CERTAIN TRANSACTIONS WITH MANAGEMENT

         Baylake Bank has, and expects to continue to have, regular dealings with officers and directors of Baylake as well as their associates. Since January 1, 2000, several such persons have been indebted to Baylake Bank for loans made in the ordinary course of business. Loans to all such persons remain on substantially the same terms, including interest rates and collateral, on those prevailing at the time for comparable transactions with unaffiliated persons, are current with respect to payments, and do not involve more than the normal risk of collectability or present other unfavorable features.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Under Section 16(a) of the Exchange Act, Baylake's directors and executive officers, and any persons holding more than 10% of the outstanding Baylake Common, are required to report their initial ownership of the Baylake Common and any subsequent changes to such ownership to the Securities and Exchange Commission and to furnish Baylake with copies of all such reports they file. Baylake knows of no person who owns 10% or more of the Baylake Common.

         Specific due dates for these reports have been established, and Baylake is required to disclose in this Proxy Statement any failure to file such reports by these dates during 2000. Based solely on review of the copies of these reports furnished to Baylake and written representations that no other reports were required to be filed, Baylake believes that all reporting requirements under Section 16(a) for the fiscal year ended December 31, 2000 were met in a timely manner by its directors and officers.


PERFORMANCE GRAPH

         The following graph shows the cumulative stockholder return on the Baylake Common over the last five fiscal years compared to the returns of Standard & Poors 500 Stock Index and the Nasdaq Bank Index, prepared for Nasdaq by the Center for Research in Securities Prices at the University of Chicago.

          PERIOD             BAYLAKE          NASDAQ          S&P 500
         --------           --------          ------          -------
         12/31/95            100.00           100.00           100.00
         12/31/96            104.87           129.00           122.70
         12/31/97            111.35           214.00           163.30
         12/31/98            181.43           192.30           209.60
         12/31/99            328.35           180.60           253.30
         12/31/00            203.72           211.70           230.50

(1) Assumes $100 invested on December 31, 1995 in each of Baylake Corp. common stock, the Standard & Poors 500 Stock Index and the Nasdaq Bank Index. Dividends are assumed to be reinvested.



AUDIT & LEGAL COMMITTEE REPORT ON AUDIT ACTIVITIES

         The Board of Directors evaluates the requirements for audit activities by independent auditors on a regular basis. The Audit & Legal Committee, which reviews Baylake's financial reporting process on behalf of the Board of Directors, includes in its membership at least three qualified independent directors, including one member who has substantial independent experience in finance and accounting. The Board of Directors has adopted a written Audit Committee Charter, a copy of which is attached as an appendix to this proxy statement, effective December 19, 2000. Additional responsibilities of the Audit & Legal Committee are set forth in the Audit Committee Charter. In addition, it has reported its activities and findings under the Report of the Audit & Legal Committee dated March 20, 2001 which is also attached to this Statement.

         Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In this context, and in accordance with its Charter, the Audit & Legal Committee has reviewed and discussed Baylake's audited financial statements for fiscal 2000 with management of Baylake. During these discussions, management represented to the Audit & Legal Committee that Baylake's consolidated financial statements were prepared in accordance with generally accepted accounting principles. In addition, the Audit & Legal Committee has discussed with Smith & Gesteland, LLP, Baylake's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61. (Communication with Audit Committees). The Audit Committee also has received the written disclosures and the letter from Smith & Gesteland, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Smith & Gesteland, LLP its independence from Baylake and its management. The Audit & Legal Committee has, on a continuing basis, considered the possibility of a conflict of interest arising as a result of Smith & Gesteland, LLP performing independent audit services and other non-audit services. In each case, it was determined that no conflict resulted and that the independence of the auditor was not compromised. Prior authorization was granted by the Committee in each case before any services were performed. The Board is satisfied that the audit services have been provided in compliance with adequate standards for independence.

         Based on its review and discussions with management and the auditors, the Audit & Legal Committee has recommended to the Board of Directors, and the Board of Directors subsequently approved the recommendation, that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                       Submitted by the Audit & Legal Committee:

                                       Ronald D. Berg (Chairman)
                                       John W. Bunda
                                       William C. Parsons


FEES OF INDEPENDENT PUBLIC ACCOUNTANTS

         For services rendered in 2000 by Smith & Gesteland, LLP, Baylake's independent auditors, the following fees were incurred:

         Audit Fees. The aggregate professional fees and expenses billed by Smith & Gesteland, LLP in connection with the audit of Baylake's annual financial statements as of and for the year ended December 31, 2000 and for the required review of Baylake's financial statements included in its Form 10-Q filings for the year 2000 was $49,873.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by Smith & Gesteland, LLP for the fiscal year ended December 31, 2000, for the design and implementation of financial information systems.

         All Other Fees. The aggregate fees and expenses billed by Smith & Gesteland, LLP for all other services rendered in connection with other matters requested by Baylake and unrelated to the categories identified above for the year ended December 31, 2000 was $38,184.

         The Board of Directors intends to continue to use the accounting firm of Smith & Gesteland, LLP as independent auditors to audit the financial statements of Baylake for 2001. Representatives of Smith & Gesteland, LLP are expected to be present at the Baylake Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.


OTHER MATTERS

         The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matter proper for action at the Annual Meeting should be presented, the persons named as proxies will vote the shares represented by the proxy on such matter in accordance with their best judgment pursuant to discretionary authority granted in the proxy. If any matter not proper for action at the Annual Meeting should be presented, the named proxies will vote against consideration thereof or action thereon.


SUBMISSION OF SHAREHOLDER PROPOSALS

         Proposals intended for inclusion in the proxy statement for next year's annual meeting of shareholders must be in writing and must be received by the Secretary of the Company at 217 N. Fourth Avenue, Sturgeon Bay, WI 54235 not later than January 5, 2002. To be considered for inclusion in the Company's proxy statement and proxy card for an annual meeting, the shareholder proposal must be submitted on a timely basis and the proposal and proponent thereof must meet the requirements established by the Securities and Exchange Commission for shareholder proposals.

OTHER INFORMATION

         Consolidated financial statements of Baylake and its subsidiaries are included in the Annual Report to Shareholders for the year ended December 31, 2000, which accompanies this Proxy Statement. Additional copies of the Annual Report to Shareholders and Baylake's Annual Report on Form 10-K (without exhibits) as filed with the Securities and Exchange Commission may be obtained, without charge, upon written request to Steven Jennerjohn, Chief Financial Officer, Baylake Corp., 217 N. Fourth Avenue, P.O. Box 9, Sturgeon Bay, WI 54235.


                                        By Order of the Board of Directors



                                        DANIEL F. MAGGLE
                                        Secretary

STURGEON BAY, WISCONSIN
APRIL 30, 2001

APPENDIX A

APPENDIX A


                                  BAYLAKE CORP.
                        AUDIT & LEGAL COMMITTEE CHARTER

                Adopted by Resolution of the Board of Directors
                               December 19, 2000


GENERAL

There shall be a committee of the Board of Directors of Baylake Corp. (the "Company") to be known as the Audit & Legal Committee (the "Committee").

The role of the Committee is to provide assistance to the Company's Board of Directors in fulfilling its responsibilities to the Company's shareholders and the investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Committee will provide such assistance by:

     o Serving as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     o Reviewing and appraising the audit efforts of the Company's internal auditors and independent accountants.

     o Providing an open avenue of communication among the internal auditors, independent accountants, financial and senior management and the Company's Board of Directors.


COMPOSITION AND ORGANIZATION

The Committee shall consist of three or more directors as determined by the Board of Directors, each of whom shall be independent of the management of the Company, and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

In determining whether any director is independent, the Board of Directors shall take into consideration the requirements of the principal exchange or system on which any class of the Company's stock is traded. By way of example, and not limitation, Directors who are affiliates of the Company, or officers or employees of the Company and/or any of its subsidiaries, will not be considered independent.

All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Committee are to be elected by the Board of Directors and shall serve until their successors are duly elected and qualified. Unless a Chairman is elected by the full Board of Directors, the members of the Committee may designate a Chairman by majority vote of the full Committee membership. A Vice Chairman shall also be appointed to act in the absence of the Chairman.


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


MEETINGS

The Committee shall hold regular meetings as may be necessary and special meetings as may be called by the Chairman of the Committee.

As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matter that the Committee or either of these groups believe should be discussed privately.

In addition, the Committee or its Chairman should meet, either in person or via conference call, with the independent accountants and management on a quarterly basis to review the Company's financial statements.


RELATIONSHIP WITH INTERNAL AUDITORS AND INDEPENDENT ACCOUNTANTS

The Company's internal auditors and independent accountants are to be ultimately accountable to the Board of Directors and the Committee, and the Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the internal auditors or independent accountants (or nominate the outside auditor to be proposed for shareholder approval in any proxy statement).


RESPONSIBILITIES AND DUTIES

In carrying out its responsibilities as described below, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and the Company's shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

To fulfill its responsibilities and duties, the Committee shall:


DOCUMENT/REPORTS REVIEW

o Review and assess the adequacy of this Charter at least annually, and otherwise as conditions may dictate.

o Review the Company's annual financial statement and any reports or other financial information submitted to the Securities and Exchange Commission or the public, including any certification, report, opinion, or review rendered by the independent accountants.

o Review, in person or via conference call, with financial management and the independent accountants the Company's filings with the Securities and Exchange Commission on Forms 10-K and 10-Q prior to their filing or prior to the release of earnings to the public. The Chairman of the Committee, or the Vice Chairman in the Chairman's absence, may represent the entire Committee for purposes of this review.


INTERNAL AUDITORS

o Review with the Company's internal auditors, the independent accountants and the financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

o Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit schedule for the coming year, and the coordination of such schedule with independent accountants.

INDEPENDENT ACCOUNTANTS

o Review and recommend to the Board of Directors the selection of the independent accountants to audit the consolidated financial statements of the Company, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

o On an annual basis, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants have with the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

o Recommend to the Board of Directors any appropriate action to oversee the independence of the independent accountants.

o Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

o Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements.


FINANCIAL REPORTING PROCESSES

o In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

o Consider the independent accountant's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

o Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants or management.

o Establish regular and separate reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

o Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

o Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

o Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.


ETHICAL AND LEGAL COMPLIANCE

o Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

o Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Committee or the Company Board's of Directors deems necessary or appropriate.

                    REPORT OF THE AUDIT & LEGAL COMMITTEE OF
                             THE BOARD OF DIRECTORS


The Audit & Legal Committee of the Board of Directors of Baylake Corp. serves as the representative of the board for general oversight of Baylake Corp's financial accounting and reporting process, system of internal control, audit process and process for monitoring compliance with laws and regulations and Baylake Corp's Standards for Business Conduct. Baylake Bank's management has primary responsibility for preparing Baylake Corp's financial statements and financial reporting process. Baylake Corp's independent accountants, Smith & Gesteland, LLP, are responsible for expressing an opinion on the conformity of Baylake Corp's audited financial statements to generally accepted accounting principles.

In this context, the Audit & Legal Committee hereby reports as follows:

1. The Audit & Legal Committee has reviewed and discussed the audited financial statements with Baylake Bank's management.

2. The Audit & Legal Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU380).

3. The Audit & Legal Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

4.   Based on the review and discussions referred to in paragraphs (1) through
     (3) above, the Audit Committee recommended to the Board of Directors of Baylake Corp, and the Board has approved, that the audited financial statements be included in Baylake Corp's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Each of the members of the Audit Committee is independent as defined under the listing standards of the American Stock Exchange.

The undersigned members of the Audit & Legal Committee have submitted this report to the Board of Directors:


/s/ Ronald D. Berg                                             , Chair
                   -------------------------------------------

/s/ William C. Parsons
                       ---------------------------------------

/s/ John W. Bunda
                  --------------------------------------------


                                             By order of the Board of Directors,

Dated: March 20, 2001                        Thomas L. Herlache
       -----------------------------         -----------------------------------
                                             Name